UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

BridgeBio Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

BRIDGEBIO PHARMA, INC.

421 Kipling Street

Palo Alto, CA 94301

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2021

To the Stockholders of BridgeBio Pharma, Inc.:

You are cordially invited to attend the special meeting of stockholders of BridgeBio Pharma, Inc. (“BridgeBio,” the “Company,” “we,” “us” or “our”) to be held at 9:00 a.m., Pacific Time, on December 15, 2021 (the “Special Meeting”). Our board of directors (the “Board of Directors”) has determined, in the interests of public health and safety in light of the ongoing COVID-19 pandemic, that the Special Meeting will be held virtually via a live interactive audio webcast on the Internet. You will be able to vote and to ask questions of members of the Board of Directors and senior management at www.virtualshareholdermeeting.com/BBIO2021SM during the meeting.

The Special Meeting will be held for the following purposes:

1.

To consider and vote on a proposal to approve a resolution ratifying the equity awards granted to the Company’s directors in 2019, 2020 and 2021 under the Company’s Director Compensation Policy (“Proposal 1”);

2.

To consider and vote on a proposal to approve the Company’s Amended and Restated Director Compensation Policy (“Proposal 2”). Approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2. Subject to and effective on the approval of Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the 2019 Incentive Plan, as described under “Proposal 2—2019 Incentive Plan Amendment” on page 22 of this proxy statement, to immediately eliminate re-pricing of stock option and stock appreciation rights without shareholder approval and to terminate the “evergreen” features of the 2019 Incentive Plan effective as of the Company’s 2023 annual meeting. If our stockholders do not approve Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan; and

3.

To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate to solicit additional votes in favor of Proposal 1 or Proposal 2 or to ensure that a quorum is present (“Proposal 3”, and together with Proposal 1 and Proposal 2, the “Proposals”).

The record date for the Special Meeting is November 15, 2021. Only holders of record of common stock as of the close of business on November 15, 2021 will be entitled to notice of and to vote at the Special Meeting and any adjournments thereof. For ten days before the Special Meeting, a complete list of stockholders will be available during regular business hours at our principal executive office, 421 Kipling Street, Palo Alto, CA 94301. Any stockholder attending the Special Meeting may access the list of stockholders at www.virtualshareholdermeeting.com/BBIO2021SM by entering the 16–digit control number included on your proxy card or voting instruction form. This notice and the accompanying proxy statement are first being mailed on or about November 8, 2021 to all holders of record of common stock entitled to notice and to vote at the Special Meeting and any adjournments thereof.

Each of the Proposals is described in more detail in the accompanying proxy statement, which you should read carefully in its entirety before you vote. The Board of Directors unanimously recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

Your vote is very important. To ensure your representation at the Special Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the Internet.

Please submit your proxy promptly whether or not you expect to virtually attend the Special Meeting. Submitting a proxy now will not prevent you from being able to vote virtually at the Special Meeting. If you later desire to revoke or change your proxy for any reason, you may do so in the manner described in the proxy statement. If your shares of common stock are held in “street name” through a bank, broker or other nominee, you must instruct such bank, broker or other nominee on how to vote the shares by following the instructions that the bank, broker or other nominee provides you along with the accompanying proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of common stock, so you should read carefully the materials provided to you by your bank, broker or other nominee.

By Order of the Board of Directors,

BridgeBio Pharma, Inc.

Neil Kumar

Chief Executive Officer

November 8, 2021

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Set forth below are brief answers to certain questions that you may have regarding the special meeting of stockholders (the “Special Meeting”) of BridgeBio Pharma, Inc., a Delaware corporation (“BridgeBio,” the “Company,” “we,” “us” or “our”). You are urged to carefully read this entire proxy statement because the information in this section may not provide all of the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

BridgeBio is sending these materials to its stockholders to help them decide how to vote their shares of common stock with respect to the matters to be considered at the Special Meeting, including the ratification of certain equity awards granted to the Company’s directors in 2019, 2020 and 2021 under the Company’s Director Compensation Policy and approval of the Company’s Amended and Restated Director Compensation Policy.

Q:	Who is entitled to vote?

A:

Our board of directors (the “Board of Directors”) has fixed the close of business on November 15, 2021 as the record date for the Special Meeting (the “record date”). If you are a holder of record of common stock as of the close of business on November 15, 2021, you are entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.

Q:	What are stockholders being asked to vote on?

A:	At the Special Meeting, stockholders will be asked to approve the following items:

1.	A proposal to approve a resolution ratifying the equity awards granted to the Company’s directors in 2019, 2020 and 2021 under the Company’s Director Compensation Policy (“Proposal 1”);

2.

A proposal to approve the Company’s Amended and Restated Director Compensation Policy (“Proposal 2”). Approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2. Subject to and effective on the approval of Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the 2019 Incentive Plan, as described under “Proposal 2—2019 Incentive Plan Amendment” on page 22 of this proxy statement. If stockholders do not approve Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan; and

3.

A proposal to approve the adjournment of the Special Meeting to another date and place, if necessary or appropriate to solicit additional votes in favor of Proposal 1 or Proposal 2 or to ensure that a quorum is present (“Proposal 3”).

No other matters are intended to be brought before the Special Meeting.

Q:	What vote is required to approve each proposal at the Special Meeting?

A:	At the Special Meeting, the following votes are required to approve each proposal:

1.

Approval of Proposal 1 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any stockholder that has received or is entitled to receive any portion of the compensation otherwise payable to a director in respect of such director’s service on the Board of Directors (a “Board Represented Stockholder”). For Proposal 1 to be adopted, the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal, and the number of shares voted “FOR” the proposal by the disinterested stockholders must exceed the number of shares voted “AGAINST” the proposal by the disinterested stockholders. For Proposal 1, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 1. The Board Represented Stockholders for the purpose of Proposals 1 and 2 are Aisling Capital Management LP (an affiliate of Eric Aguiar, M.D., a member of the Board of Directors) and KKR Genetic Disorder L.P. (an affiliate of Ali Satvat, a member of the Board of Directors).

2.

Approval of Proposal 2 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any Board Represented Stockholder. For Proposal 2 to be adopted, the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal, and the number of shares voted “FOR” the proposal by the disinterested stockholders must exceed the number of shares voted “AGAINST” the proposal by the disinterested stockholders. For Proposal 2, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 2.

3.

Approval of Proposal 3 requires, assuming a quorum is present, the affirmative vote of a majority of the votes cast on such proposal at the Special Meeting (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). For Proposal 3 to be adopted, assuming a quorum is present, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 3. If less than a quorum is present at the Special Meeting, approval of Proposal 3 will require the affirmative votes of a majority of the voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on this proposal. In such case, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 3, but the failure to vote will have no effect on the outcome of the vote on Proposal 3.

A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Because none of the Proposals will qualify for discretionary voting treatment by a broker under the applicable rules, there will be no broker non-votes at the Special Meeting. For avoidance of doubt, any votes cast by Neil Kumar and Brian C. Stephenson, named proxies on the Company’s proxy card, pursuant to a proxy given by a disinterested stockholder shall be considered a vote cast by the disinterested stockholder.

Q:	How does the Board of Directors recommend stockholders vote?

A:	As described below, the Company’s directors have an interest in the outcome of the vote on each of the Proposals. The Board of Directors recommends that stockholders vote their shares of common stock:

1.	“FOR” Proposal 1;

2.	“FOR” Proposal 2; and

3.	“FOR” Proposal 3.

Q:	What do I need to do now?

A:

After carefully reading and considering the information contained in this proxy statement, please submit your proxy card or voting instruction form provided to you by your bank, broker or other nominee for your shares of common stock as soon as possible so that your shares will be represented at the Special Meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by your bank, broker or other nominee if your shares are held in “street name” through a bank, broker or other nominee.

Q:	How do I vote?

A:	If you are a stockholder of record as of the record date, you may submit your proxy before the Special Meeting in one of the following ways:

1.	visit the website shown on your proxy card to submit your proxy via the Internet;

2.	call the toll-free number for telephone proxy submission shown on your proxy card; or

3.	complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

If your shares are held in “street name” through a bank, broker or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the voting instructions provided by your bank, broker or other nominee. “Street name” stockholders who wish to vote virtually at the meeting will need to obtain and submit a “legal proxy” from their bank, broker or other nominee.

You may also cast your vote virtually at the Special Meeting. Even if you plan to attend the Special Meeting virtually, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

Q:	How many votes do I have?

A:

You are entitled to one vote on each of the Proposals for each share of common stock that you owned as of the close of business on the record date. As of the close of business on November 5, 2021, the latest practicable date before the date of this proxy statement, 147,185,059 shares of common stock were outstanding.

Q:	How do stockholders attend the Special Meeting?

A:

The Special Meeting will be conducted exclusively via live webcast starting at 9:00 a.m., Pacific Time, on December 15, 2021. Stockholders will be able to join and ask questions of members of the Board of Directors and senior management at www.virtualshareholdermeeting.com/BBIO2021SM during the meeting. You will need to have your 16–digit control number included on your proxy card or voting instruction form to vote at the Special Meeting. Because the Special Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the Special Meeting in person.

Q:	If my common stock is held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote them for me?

A:

If your common stock is held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your common stock with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote common stock held in street name by returning a proxy card directly to BridgeBio or by voting virtually at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Your broker, bank or other nominee is obligated to provide you with a voting instruction form for you to use.

Brokers who hold shares in street name for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power. Under applicable rules, each of the Proposals to be voted on at the Special Meeting will be “non-routine” and therefore, there will be no broker non-votes at the Special Meeting.

If you do not instruct your broker, bank or other nominee on how to vote your shares:

•	your bank, broker or other nominee may not vote your shares on any of the Proposals, which will not count as a vote “FOR” or “AGAINST” any of the Proposals; and

•	your shares will not be counted towards determining whether a quorum is present.

Q:	What if I do not vote?

A:

If you sign and return your proxy card or voting instruction form without indicating how to vote on any particular proposal, the common stock represented by your proxy will be voted as recommended by the Board of Directors with respect to that proposal. Unless a stockholder checks the box on his, her or its proxy card to withhold discretionary authority, the applicable proxy holders may use their discretion to vote on other matters relating to the Special Meeting.

For purposes of the Special Meeting, an abstention occurs when a stockholder who has not submitted a proxy attends the Special Meeting virtually and does not vote at the Special Meeting or when a stockholder returns a proxy with an “abstain” instruction or votes to “abstain” at the Special Meeting.

1.

Proposal 1: Neither the failure to vote nor an abstention will count as a vote cast “FOR” or “AGAINST” such proposal. Accordingly, neither the failure to vote nor an abstention will have an effect on the outcome of the vote on Proposal 1 (assuming a quorum is present).

2.

Proposal 2: Neither the failure to vote nor an abstention will count as a vote cast “FOR” or “AGAINST” such proposal. Accordingly, neither the failure to vote nor an abstention will have an effect on the outcome of the vote on Proposal 2 (assuming a quorum is present).

3.

Proposal 3: If a quorum is present, neither the failure to vote nor an abstention will count as a vote cast “FOR” or “AGAINST” such proposal. Accordingly, if a quorum is present, neither the failure to vote nor an abstention will have an effect on the outcome of the vote on Proposal 3. If less than a quorum is present, an abstention will have the effect of a vote “AGAINST” Proposal 3, but the failure to vote will have no effect on the outcome of the vote on Proposal 3.

Your vote is very important. Accordingly, each stockholder should submit his, her or its proxy via the Internet or by telephone, or sign, date and return the enclosed proxy card, whether or not such stockholder plans to virtually attend the Special Meeting.

Q:	May I change my vote after I have delivered my proxy card or voting instruction form?

A:	Yes. If you own your common stock in your own name, you may revoke your proxy at any time before its exercise by:

•	properly completing and executing a later dated proxy and delivering it to the Secretary of the Company before the Special Meeting;

•	attending the Special Meeting and voting virtually; or

•	giving a written notice of revocation to the Secretary of the Company, at or before the Special Meeting.

Your presence without voting at the Special Meeting will not automatically revoke your proxy, and any revocation during the Special Meeting will not affect votes previously taken.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials for the Special Meeting and the materials may include multiple proxy cards or voting instruction forms. For example, if you are a holder of record registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction form that you receive according to the instructions on it.

Q:	Where can I find the voting results of the Special Meeting?

A:

Within four business days following the Special Meeting, the Company intends to file the final voting results with the U.S. Securities and Exchange Commission (the “SEC”) on a Current Report on Form 8-K. If the final voting results have not been certified within that four-business-day period, the Company will report the preliminary voting results on a Current Report on Form 8-K at that time and will file an amendment to the Current Report on Form 8-K to report the final voting results within four days of the date that the final results are certified.

Q:	Whom should I contact if I have any questions about the proxy materials or voting?

A:

If you have any questions about the proxy materials or if you need assistance submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact the Company’s proxy solicitation agent, Innisfree M&A Incorporated, by calling toll-free at (877) 750-0926.

Q:	Where can I find more information about the Company?

A:

You can find more information about the Company from the reports and other information that the Company files with the SEC at http://www.sec.gov, the Company’s website at http://www.bridgebio.com or by contacting the proxy solicitor identified below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (877) 750-0926

Banks and Brokers may call collect: (212) 750-5833

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies for use before or at the Special Meeting to be held virtually at 9:00 a.m., Pacific Time, on December 15, 2021, and at any adjournments or postponements thereof.

At the Special Meeting, stockholders will be asked to consider and vote upon the following items:

1.

a proposal to approve a resolution ratifying the equity awards granted to the Company’s directors in 2019, 2020 and 2021 under the Company’s Director Compensation Policy (the “2019 Director Compensation Policy”);

2.

a proposal to approve the Company’s Amended and Restated Director Compensation Policy. Approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2. Subject to and effective on the approval of Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the Company’s 2019 Stock Option and Incentive Plan (the “2019 Incentive Plan”), as described under “Proposal 2—2019 Incentive Plan Amendment” on page 22 of this proxy statement, to immediately eliminate re-pricing of stock option and stock appreciation rights without shareholder approval and to terminate the “evergreen” features of the 2019 Incentive Plan effective as of the Company’s 2023 annual meeting. If stockholders do not approve Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan; and

3.

a proposal to approve the adjournment of the Special Meeting to another date and place, if necessary or appropriate, to solicit additional votes in favor of Proposal 1 or Proposal 2 or to ensure that a quorum is present.

No other business will be acted upon at the Special Meeting.

You can attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/BBIO2021SM. You will need to have your 16-digit control number included on your proxy card to join the Special Meeting.

Solicitation

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. The Company has retained a professional proxy solicitation firm, Innisfree M&A Incorporated, to assist in the solicitation of proxies. The Company will bear the costs of the fees for the solicitation agent, which are not expected to exceed $25,000, excluding out-of-pocket expenses. Certain of our directors, officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by mail, email, telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to stockholders.

Important Notice Regarding the Availability of Proxy Materials

The foregoing notice and this proxy statement are first being mailed on or about November 8, 2021 to all holders of record of common stock entitled to notice and to vote at the Special Meeting and any adjournments thereof. The Proxy Statement is available electronically at www.proxyvote.com.

Voting Rights and Outstanding Shares

Record Date

The Board of Directors has fixed the close of business on November 15, 2021 as the record date for determining the stockholders entitled to receive notice of and to vote at the Special Meeting. Only holders of record of our common stock as of the close of business on November 15, 2021 are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of common stock will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

On November 5, 2021, the latest practicable date before the date of this proxy statement, the Company’s outstanding capital stock consisted of 147,185,059 shares of common stock. Each share of common stock is entitled to one vote on each matter submitted for stockholder approval.

Quorum

At the Special Meeting, a majority of the shares entitled to vote, attending virtually or represented by proxy, is necessary to constitute a quorum. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. Because all proposals at the Special Meeting will be considered non-routine, the Company does not expect to receive any broker non-votes (which are shares of common stock held by banks, brokers or other nominees with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the bank, broker or other nominee does not have discretionary voting power on such proposal). As a result, broker non-votes will not be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Special Meeting.

Votes Required for Each Proposal

Required Vote to Approve Proposal 1

Approval of Proposal 1 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any Board Represented Stockholder. For Proposal 1 to be adopted, the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal, and the number of shares voted “FOR” the proposal by the disinterested stockholders must exceed the number of shares voted “AGAINST” the proposal by the disinterested stockholders. For Proposal 1, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 1.

Required Vote to Approve Proposal 2

Approval of Proposal 2 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any Board Represented Stockholder. For Proposal 2 to be adopted, the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal, and the number of shares voted “FOR” the proposal by the disinterested stockholders must exceed the number of shares voted “AGAINST” the proposal by the disinterested stockholders. For Proposal 2, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 2.

Required Vote to Approve Proposal 3

Approval of Proposal 3 requires, assuming a quorum is present, the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). For Proposal 3, assuming a quorum is present, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” this proposal and therefore will have no effect on the outcome of the vote on Proposal 3. If less than a quorum is present at the Special Meeting, approval of Proposal 3 will require the affirmative votes of a majority of the voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on this proposal. In such case, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 3, but the failure to vote will have no effect on the outcome of the vote on Proposal 3.

Treatment of Abstentions; Failure to Vote; Proxy Voting

For purposes of the Special Meeting, an abstention occurs when a stockholder attends the Special Meeting virtually and does not vote or returns a proxy marked “ABSTAIN.”

1.

Stockholders that fail to vote on Proposal 1 and abstentions will not be counted as votes cast “FOR” or “AGAINST” and therefore will have no effect on the outcome of the vote on Proposal 1. Because Proposal 1 is non-routine, brokers, banks and other nominees do not have discretionary authority to vote on Proposal 1 and will not be able to vote on Proposal 1 without receiving specific voting instructions from the beneficial owner. The failure of a beneficial owner to provide voting instructions to its broker, bank or other nominee will result in the applicable shares not being counted in determining the votes cast in connection with Proposal 1, and will therefore have no effect on the outcome of the vote on Proposal 1 (assuming a quorum is present).

2.

Stockholders that fail to vote on Proposal 2 and abstentions will not be counted as votes cast “FOR” or “AGAINST” and therefore will have no effect on the outcome of the vote on Proposal 2. Because Proposal 2 is non-routine, brokers, banks and other nominees do not have discretionary authority to vote on Proposal 2 and will not be able to vote on Proposal 2 without receiving specific voting instructions from the beneficial owner. The failure of a beneficial owner to provide voting instructions to its broker, bank or other nominee will result in the applicable shares not being counted in determining the votes cast in connection with Proposal 2, and will therefore have no effect on the outcome of the vote on Proposal 2 (assuming a quorum is present).

3.

If a quorum is present, stockholders that fail to vote on Proposal 3 and abstentions will not be counted as votes cast “FOR” or “AGAINST” and therefore will have no effect on the outcome of Proposal 3. Because Proposal 3 is non-routine, brokers, banks and other nominees do not have discretionary authority to vote on Proposal 3 and will not be able to vote on Proposal 3 without receiving specific voting instructions from the beneficial owner. If a quorum is present, the failure of a beneficial owner to provide voting instructions to its broker, bank or other nominee will result in the applicable shares not being counted in determining the votes cast in connection with Proposal 3, and will therefore have no effect on the outcome of the vote on Proposal 3. If less than a quorum is present at the Special Meeting, approval of Proposal 3 will require the affirmative votes of a majority of the voting power present virtually or represented by proxy at the meeting and entitled to vote on this proposal. In such case, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 3, but the failure to vote will have no effect on the outcome of the vote on Proposal 3.

For avoidance of doubt, any votes cast by Neil Kumar and Brian C. Stephenson, named proxies on the Company’s proxy card, pursuant to a proxy given by a disinterested stockholder shall be considered a vote cast by the disinterested stockholder.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. As described below, the Company’s directors have an interest in the outcome of the vote on each of the Proposals.

Voting by Proxy Over the Internet or by Telephone

Giving a proxy means that a stockholder authorizes the persons named in the enclosed proxy card to vote his, her or its shares at the Special Meeting in the manner such stockholder directs. A stockholder may give a proxy or vote virtually at the Special Meeting. If you are a stockholder of record as of the record date, you may submit your proxy before the Special Meeting in one of the following ways:

•

By Mail: You may vote your shares by completing, signing and dating the proxy card received and returning it in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received no later than 11:59 p.m., Eastern Time, on December 14, 2021 to be voted at the Special Meeting.

•

By Telephone: You may vote your shares by telephone by calling the toll-free number for telephone proxy submission shown on your proxy card. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting is available 24 hours a day, 7 days a week. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on December 14, 2021 to be voted at the Special Meeting.

•

By Internet: You may vote your shares by visiting the website shown on your proxy card to submit your proxy via the Internet. If you vote via the Internet, you do not need to return a proxy card by mail. Internet voting is available 24 hours a day, 7 days a week. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2021 to be voted at the Special Meeting.

•

At the Special Meeting: You may also cast your vote virtually at the Special Meeting. Even if you plan to attend the Special Meeting virtually, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

The Company requests that stockholders submit their proxies over the Internet, by telephone or by completing and signing the accompanying proxy card and returning it to the Company in the enclosed postage-paid envelope as soon as possible. When the accompanying proxy card is returned properly executed, the shares of common stock represented by it will be voted at the Special Meeting in accordance with the instructions contained on the proxy card.

If you sign and return your proxy card or voting instruction form without indicating how to vote on any particular proposal, the shares of common stock represented by your proxy will be voted “FOR” each such proposal in accordance with the recommendation of the Board of Directors. The proxyholders may use their discretion to vote on the proposals relating to the Special Meeting.

If your shares of common stock are held in “street name” by a bank, broker or other nominee, you should check the voting instruction form used by that firm to determine whether you may give voting instructions by telephone or the Internet and to determine the deadline for submitting your voting instructions to your bank, broker or other nominee. Please follow the voting instructions provided by your bank, broker or other nominee. “Street name” stockholders who wish to vote virtually at the meeting will need to obtain a “legal proxy” from their bank, broker or other nominee.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT. ACCORDINGLY, EACH STOCKHOLDER SHOULD SUBMIT HIS, HER OR ITS PROXY VIA THE INTERNET OR BY TELEPHONE, OR SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT THE STOCKHOLDER PLANS TO ATTEND THE SPECIAL MEETING.

Shares Held in “Street Name”

If your shares of common stock are held in “street name” through a bank, broker or other nominee, you must instruct such bank, broker or other nominee on how to vote the shares by following the instructions that the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of common stock, so you should read carefully the materials provided to you by your bank, broker or other nominee.

You may not vote shares of common stock held in “street name” by returning a proxy card directly to the Company or by voting at the Special Meeting if you attend virtually unless you obtain and submit a properly executed “legal proxy” from your bank, broker or other nominee.

With respect to shares held in street name, your broker, bank or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Because none of the Proposals will qualify for discretionary voting treatment by a broker under the applicable rules, there will be no broker non-votes at the Special Meeting.

Accordingly, if brokers, banks or other nominees do not receive specific voting instructions from the beneficial owner of shares of common stock, they may not vote such shares with respect to any of the Proposals. Therefore, if your shares of common stock are held in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares:

1.

your bank, broker or other nominee may not vote your shares on Proposal 1, regarding the ratification of equity awards granted to the Company’s directors in 2019, 2020 and 2021, which will not count as a vote “FOR” or “AGAINST” this proposal;

2.

your bank, broker or other nominee may not vote your shares on Proposal 2, regarding the proposed Amended and Restated Director Compensation Policy, which will not count as a vote “FOR” or “AGAINST” this proposal; and

3.

your bank, broker or other nominee may not vote your shares on Proposal 3, regarding the adjournment of the Special Meeting, assuming a quorum is present, which will not count as a vote “FOR” or “AGAINST” this proposal. If less than a quorum is present, although your bank, broker or other nominee may not vote your shares, in such case, broker non-votes, if any, will have the effect of a votes “AGAINST” this proposal.

If your shares of common stock are held in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares with respect to any of the Proposals, your shares will not be counted toward determining whether a quorum is present.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by (i) properly completing and executing a later dated proxy and delivering it to Brian C. Stephenson, Secretary, c/o BridgeBio Pharma, Inc., at the address of the Company’s principal executive offices at 421 Kipling Street, Palo Alto, CA 94301 before the Special Meeting; (ii) attending the Special Meeting and voting virtually or (iii) giving a written notice of revocation to the Secretary of the Company at the address listed above at or before the Special Meeting. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

If you are a stockholder whose shares of common stock are held in “street name” by a bank, broker or other nominee, you may revoke your proxy or voting instructions and vote your shares at the Special Meeting if you attend virtually only in accordance with applicable rules and procedures as employed by your bank, broker or other nominee or by obtaining a “legal proxy” from your bank, broker or other nominee and voting virtually at the Special Meeting. If your shares are held in an account at a bank, broker or other nominee, you must follow the directions you receive from your bank, broker or other nominee to change or revoke your proxy or voting instructions and should contact your bank, broker or other nominee to do so.

Virtually attending the Special Meeting will NOT automatically revoke a proxy that was submitted through the Internet or by telephone or mail. You must vote at the Special Meeting to change your vote.

Attending the Special Meeting

In light of the impact of the novel coronavirus (COVID-19), the Special Meeting will be conducted exclusively via live webcast starting at 9:00 a.m., Pacific Time, on December 15, 2021. You will be able to attend the Special Meeting online and vote your shares electronically at the Special Meeting by going to www.virtualshareholdermeeting.com/BBIO2021SM and entering your 16-digit control number, which is included on the proxy card that you received. Because the Special Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the Special Meeting in person.

Stockholders participating in the Special Meeting will be in a listen-only mode and will not be able to speak during the webcast. However, to maintain the interactive nature of the Special Meeting, virtual attendees are able to submit questions during the Special Meeting through the meeting portal located at www.virtualshareholdermeeting.com/BBIO2021SM by typing in the “Submit a question” box.

Adjournments

Pursuant to the Company’s bylaws (the “Bylaws”), the Special Meeting may be adjourned by the presiding officer if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Company.

If, after the adjournment, a new record date is set for the adjourned meeting or the adjournment is for more than 30 days from the original meeting date, a notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed present and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting and each stockholder who, by law or under the Company’s certificate of incorporation or Bylaws, is entitled to such notice.

Other Business

No other matters are intended to be brought before the Special Meeting by the Company.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree M&A Incorporated, the Company’s proxy solicitation agent, by calling toll-free at (877) 750-0926.

PROPOSAL 1

RATIFICATION OF EQUITY AWARDS GRANTED TO COMPANY DIRECTORS

UNDER DIRECTOR COMPENSATION POLICY

The Board of Directors is seeking stockholder approval of a resolution ratifying the equity awards granted to our directors in 2019, 2020 and 2021 under our Director Compensation Policy specified below (collectively, the “Equity Awards”). The Director Compensation Policy is attached to this proxy statement as Annex A (the “2019 Director Compensation Policy”). The Equity Awards were made under the BridgeBio Pharma, Inc. 2019 Stock Option and Incentive Plan, as amended and restated (the “2019 Incentive Plan”).

Background Regarding 2019 Incentive Plan and 2019 Director Compensation Policy

On June 21, 2019, the Board of Directors adopted the BridgeBio Pharma, Inc. 2019 Stock Option and Incentive Plan, subject to stockholder approval, which was obtained on June 22, 2019. On April 14, 2020, the Board of Directors adopted an amendment and restatement of the BridgeBio Pharma, Inc. 2019 Stock Option and Incentive Plan, also subject to stockholder approval, which was obtained on June 2, 2020.

On December 12, 2019, the Board of Directors approved the 2019 Director Compensation Policy. In accordance with the 2019 Director Compensation Policy, as disclosed to our stockholders in our annual meeting proxy statement, dated April 30, 2021, our directors are eligible to receive the following cash retainers and equity awards under the 2019 Director Compensation Policy:

Annual Retainer for Board Membership	$50,000
Initial Non-Statutory Stock Option Grant upon Election	$1,200,000
Annual Non-Statutory Stock Option Grant	$1,200,000

Annual Retainer for Board Membership

The 2019 Director Compensation Policy provides that each director who is not serving as our Chief Executive Officer (an “Outside Director”) will receive a cash retainer in the amount of $50,000 for general availability and participation in meetings and conference calls of the Board of Directors. No additional compensation is paid for attending individual Board meetings, serving on committees of the Board of Directors or attending committee meetings. Cash retainers owing to Outside Directors are annualized, meaning that, with respect to directors who join the Board of Directors during the calendar year, such amounts are pro-rated based on the number of calendar days served by such director.

Initial Equity Grant Upon Election to Board of Directors

The 2019 Director Compensation Policy provides that, upon initial election to the Board of Directors, each Outside Director will receive an initial, one-time grant of a non-statutory stock option with a grant date fair value of $1,200,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of 10 years, that vests in three equal annual installments over three years (the “Initial Grant”); provided, however, that all vesting ceases if the director resigns from the Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

Annual Equity Grant

The 2019 Director Compensation Policy provides that, on the date of each of our annual meetings of stockholders, each Outside Director who will continue as a member of the Board of Directors following such annual meeting and who has not received an Initial Grant in the same calendar year as such annual meeting occurs will receive a grant of a non-statutory stock option on the date of such annual meeting with a grant date fair value of $1,200,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of 10 years, that vests in three equal annual installments over three years (the “Annual Grant”); provided, however, that all vesting ceases if the director resigns from the Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

The Initial Grants and the Annual Grants awarded to Outside Directors under the 2019 Director Compensation Policy are subject to full accelerated vesting upon a “sale event”, as defined in the 2019 Incentive Plan.

Limitation on Annual Director Compensation

The 2019 Director Compensation Policy, also as disclosed to our stockholders in our annual proxy statement dated April 30, 2021, in accordance with the stockholder-approved 2019 Incentive Plan, provides that the aggregate amount of compensation, including both equity compensation and cash compensation, paid to any Outside Director in any given calendar year will not exceed $1,250,000 (or such other limit as may be set forth in the 2019 Incentive Plan or any similar provision of a successor plan).

Equity Awards

Between December 12, 2019 and the Record Date, the following Equity Awards were awarded to our Outside Directors under and in accordance with the 2019 Director Compensation Policy and the 2019 Incentive Plan:

	2021		2020		2019
Name of Director	Grant Date	Option Awards ($)(3)	Grant Date	Option Awards ($)(3)	Grant Date	Option Awards ($)(3)	Total($)
Eric Aguiar, M.D.	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972
Jennifer E. Cook	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972
Douglas Dachille(1)	8/17/21	1,199,998 (representing 49,869 shares at $49.54 strike price)	—	—	—	—	1,199,998
Ronald Daniels	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	2/12/20	1,200,273 (representing 91,554 shares at $34.65 strike price)	—	—	2,400,262
Andrea Ellis(1)	8/17/21	1,199,998 (representing 49,869 shares at $49.54 strike price)	—	—	—	—	1,199,998
Fred Hassan(1)	8/17/21	1,199,998 (representing 49,869 shares at $49.54 strike price)	—	—	—	—	1,199,998
Charles Homcy, M.D.	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972

	2021		2020		2019
Name of Director	Grant Date	Option Awards ($)(3)	Grant Date	Option Awards ($)(3)	Grant Date	Option Awards ($)(3)	Total($)
Andrew Lo	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/23/20	1,199,999 (representing 101,223 shares at $32.62 strike price)	—	—	2,399,988
James C. Momtazee	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972
Ali Satvat	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972
Brenton L. Saunders	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/23/20	1,199,999 (representing 101,223 shares at $32.62 strike price)	—	—	2,399,988
Richard H. Scheller, Ph.D.	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/2/20	1,199,992 (representing 112,422 shares at $29.00 strike price)	12/12/19	1,199,991 (representing 82,878 shares at $37.45 strike price)	3,599,972
Randal Scott	6/17/21	1,199,989 (representing 38,895 shares at $62.63 strike price)	6/23/20	1,199,999 (representing 101,223 shares at $32.62 strike price)	—	—	2,399,988
Hannah A. Valantine, M.D.(2)	10/25/21	1,199,991 (representing 50,968 shares at $48.45 strike price)	—	—	—	—	1,199,991
All Outside Directors as a group (14 persons)		16,799,875		12,000,222		7,199,946	36,000,043

(1)	Effective as of August 17, 2021, Mr. Dachille, Ms. Ellis and Mr. Hassan were appointed to the Board of Directors.
(2)	Effective as of October 23, 2021, Dr. Valantine was appointed to the Board of Directors.
(3)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted by the Company computed in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. Assumptions used in the calculation of these amounts are included in Note 15 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

Neil Kumar, our Chief Executive Officer and a member of the Board of Directors, is not included in the foregoing, because, under the 2019 Director Compensation Policy, our Chief Executive Officer receives no additional compensation for his service as a director.

Reasons for the Request for Stockholder Approval

On May 7, 2021, Joel Zalvin, a purported stockholder of the Company, filed a stockholder derivative action in the Court of Chancery of the State of Delaware (the “Zalvin Action”) against certain members of the Board of Directors of the Company, alleging, among other things, that the defendants breached their fiduciary duties owed to the Company by adopting the 2019 Director Compensation Policy and approving allegedly excessive director compensation, under the 2019 Director Compensation Policy, during the years ended December 31, 2019 and December 31, 2020. The Zalvin Action also alleges that, in 2019, members of the Board of Directors, other than

Dr. Kumar, our Chief Executive Officer, who does not receive separate compensation for his service on the Board of Directors, were granted equity awards with an aggregate grant date fair value of $7,199,946 (or $1,199,991 per director) for their service on the Board of Directors, and by comparison, companies in the Company’s peer group paid the members of their respective boards of directors an average of $399,443 per director. Similarly, the Zalvin Action alleges that, in 2020, members of the Board of Directors, other than our Chief Executive Officer, were granted cash compensation and equity awards in an aggregate amount of $12,422,772 (or $1,242,277 per director) for their service on the Board of Directors, and by comparison, companies in the Company’s peer group paid the members of their respective boards of directors an average of $426,429 per director. The Zalvin Action further alleges that the conduct of the Board of Directors should be evaluated under the “entire fairness” standard of review, as opposed to the business judgment rule standard. Outside Directors were granted cash compensation and equity awards at the same levels in 2021, after the Zalvin Action was filed, and the same claims could be asserted with respect to director compensation in 2021 as were asserted with respect to 2020 and 2019 in the Zalvin Action.

The Zalvin Action seeks, among other things, an award of money damages, the rescission and disgorgement of certain compensation awarded to the Outside Directors in 2019 and 2020, and the rescission of the 2019 Director Compensation Policy. The members of the Board of Directors who are defendants in the Zalvin Action have denied any wrongdoing or liability with respect to the Company’s director compensation practices. The complaint filed in the Zalvin Action is available on the Company’s website at https://investor.bridgebio.com, and you may request a copy free of charge by sending an e-mail request to investorrelations@bridgebio.com. Please include your contact information with the request.

The Company and the directors named as defendants in the Zalvin Action believe that the claims asserted are without merit. As part of the Company’s initial public offering on June 26, 2019 and transition from a private company to a publicly traded company, the Company sought to attract, retain and motivate, on a long-term basis, high-caliber non-employee directors and the type of qualified individuals who it believed were necessary and desirable to serve on the Board of Directors and its committees, and to work in the best interests of the Company and its stockholders. As a result, the Board of Directors at the time determined that it was advisable and in the best interests of the Company and its stockholders to adopt the 2019 Director Compensation Policy to provide the level of cash and equity compensation the Board of Directors viewed as advisable to attract, retain and motivate such qualified directors. To that end, the Board of Directors determined that providing directors with a direct stake in the Company would help assure a closer alignment of the interests of the non-employee directors with those of the Company and its stockholders and encourage them to make diligent efforts on the Company’s behalf and strengthen their desire to remain with the Company. The 2019 Director Compensation Policy gave the Board of Directors discretion to set director compensation at or below an aggregate amount of $1,250,000 per director annually, and in 2019, 2020 and 2021, the Board of Directors determined that director awards of up to the full $1,250,000 per director were advisable for the reasons just described. In light of these factors, the defendants in the Zalvin Action deny that the Board of Directors’ decision to make these awards was improper, and contend that the awards were a proper exercise of discretion to attract and retain high-quality directors.

Notwithstanding the foregoing, the Board of Directors has determined that, to avoid any uncertainty and to avoid the cost and expense of further litigation or a later stockholder suit, it would be advisable and in the best interests of the Company and its stockholders to submit the Equity Awards to the stockholders for ratification and approval, and has determined that ratification of the Equity Awards is advisable and in the best interests of the Company. In addition, the Board of Directors has also determined that it is advisable and in the best interests of the Company and its stockholders to amend and restate the 2019 Director Compensation Policy and to make certain changes to the 2019 Incentive Plan as described in further detail below. Approval of this Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2. If our stockholders do not approve this Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form.

If this Proposal 1 is approved by our stockholders, the Company intends to seek dismissal of the Zalvin Action on the grounds that the Equity Awards have been ratified by the Company’s stockholders and that all the claims in the Zalvin Action are moot.

Effect of Ratification; Retroactive Validation of the Equity Awards

The effect of stockholder approval to ratify the Equity Awards will be retroactive to the respective dates the Equity Awards were granted, ratifying each of the Equity Awards as validly granted under the 2019 Incentive Plan. Subject to and effective on the approval of this Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the 2019 Incentive Plan, as described under “Proposal 2—2019 Incentive Plan Amendment” on page 22 of this proxy statement, to immediately eliminate re-pricing of stock option and stock appreciation rights without shareholder approval and to terminate the “evergreen” features of the 2019 Incentive Plan effective as of the Company’s 2023 annual Meeting.

Required Vote

Approval of Proposal 1 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any Board Represented Stockholder. For Proposal 1, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” Proposal 1 and therefore will have no effect on the outcome of the vote on Proposal 1 (assuming a quorum is present). Although the approval of a majority of the votes cast by the disinterested stockholders on this Proposal 1 at the Special Meeting is not a legal requirement for this Proposal 1 to be approved, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to require such an approval voluntarily.

Approval of this Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2 and the amendments to the 2019 Incentive Plan described under “Proposal 2—2019 Incentive Plan Amendment” on page 22 of this proxy statement. If our stockholders do not approve this Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan.

Certain Interests of Directors and Stockholders

In considering the recommendation of the Board of Directors with respect to this Proposal 1, stockholders should be aware that certain members of our Board of Directors have certain interests, which may present them with conflicts of interest in connection with this Proposal 1, and that Eric Aguiar, M.D., a member of the Board of Directors, is an affiliate of Aisling Capital Management LP (a holder of our common stock), and Ali Satvat, a member of the Board of Directors, is an affiliate of KKR Genetic Disorder L.P. (a holder of more than 5% of our outstanding common stock), and that, pursuant to the arrangements with Aisling Capital Management LP and KKR Genetic Disorder L.P., all cash compensation paid to Dr. Aguiar and Mr. Satvat is paid over to Aisling Capital Management LP and KKR Genetic Disorder L.P., respectively.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the Equity Awards.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED DIRECTOR COMPENSATION POLICY

Background Regarding Director Compensation Policy

Before its initial public offering in June 2019, the Company did not have a formal policy or plan to compensate our directors. The Board of Directors at the time adopted the 2019 Director Compensation Policy as a formal policy on December 12, 2019, pursuant to which Outside Directors were eligible to receive cash retainers and equity awards for the reasons described above. As a result, in each of 2019, 2020 and 2021, Outside Directors received cash retainers and equity awards under the 2019 Director Compensation Policy.

The Board of Directors has determined that, to avoid any uncertainty and to avoid the cost and expense of further litigation or a later stockholder suit, it is advisable and in the best interests of the Company and its stockholders to amend and restate the 2019 Director Compensation Policy. Although we are not legally required to seek or receive stockholder approval for the amended and restated Director Compensation Policy (the “Amended and Restated Director Compensation Policy”), we are submitting the Amended and Restated Director Compensation Policy to stockholders for approval at the Special Meeting, and the Board of Directors recommends that the Company’s stockholders adopt (subject to the approval of Proposal 1) the Amended and Restated Director Compensation Policy.

Subject to stockholder approval at the Special Meeting, upon the recommendation of our Compensation Committee, the Board of Directors approved the Amended and Restated Director Compensation Policy because it believes that at this stage it provides the appropriate level of cash and equity compensation necessary to attract, retain and motivate on a long-term basis, high-caliber directors and the type of qualified individuals who it believes are necessary and desirable to serve on the Board of Directors and its committees and to work in the best interests of the Company and its stockholders. Attracting and retaining talented and qualified individuals to serve on the Board of Directors is vital to the Company’s long-term success and the Amended and Restated Director Compensation Policy continues to closely align the financial interests of our directors with those of our stockholders, while recognizing the important role our directors play in the Company’s strategy and creation of stockholder value. The Board of Directors believes that the compensation payable to our Outside Directors under the Amended and Restated Director Compensation Policy is reasonable and appropriate, fairly compensates our Outside Directors for their services to our Company and aligns the interests of our Company and our stockholders.

The Amended and Restated Director Compensation Policy does not reserve any additional shares of common stock for issuance; all equity awards made under the Amended and Restated Director Compensation Policy must be made under the 2019 Incentive Plan or another separately approved equity plan.

Approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in this Proposal 2. If our stockholders do not approve Proposal 1 at the Special Meeting, this Proposal 2 will be of no effect, regardless of the vote obtained on this Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form.

Summary of Amended and Restated Director Compensation Policy

The following summary of the Amended and Restated Director Compensation Policy is qualified in its entirety by reference to the complete text of the Amended and Restated Director Compensation Policy, which is attached to this proxy statement as Annex B and incorporated by reference herein.

Principal Features of the Amended and Restated Director Compensation Policy

The Amended and Restated Director Compensation Policy:

•	reduces the annual equity awards to Outside Directors from $1,200,000 in 2021 to $550,000 in 2022;

•	is applicable from January 1, 2022 through December 31, 2025;

•	maintains the initial non-statutory stock option grant upon election at $1,200,000;

•	maintains the annual cash retainer for membership on the Board of Directors by Outside Directors at $50,000;

•	limits annual director compensation to $600,000 in calendar years subsequent to the calendar year in which an Outside Director is first elected to the Board of Directors; and

•	continues the practice of no compensation to our Chief Executive Officer for service on the Board of Directors.

Outside Directors will be eligible to receive the following cash retainers and equity awards under the Amended and Restated Director Compensation Policy:

Annual Retainer for Board Membership	$50,000
Initial Non-Statutory Stock Option Grant upon Election	$1,200,000
Annual Non-Statutory Stock Option Grant	$550,000

Annual Retainer for Board Membership

The Amended and Restated Director Compensation Policy provides that each Outside Director will receive a cash retainer in the amount of $50,000 for general availability and participation in meetings and conference calls of the Board of Directors. No additional compensation will be paid for attending individual Board meetings, serving on committees of the Board of Directors or attending committee meetings. Cash retainers owing to Outside Directors will be annualized, meaning that, with respect to directors who join the Board of Directors during the calendar year, such amounts will be pro-rated based on the number of calendar days served by such director.

Initial Equity Grant Upon Election to The Board of Directors

The Amended and Restated Director Compensation Policy provides that, upon initial election to the Board of Directors, each Outside Director will receive an initial, one-time grant of a non-statutory stock option with a grant date fair value of $1,200,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of 10 years, that vests in three equal annual installments over three years (the “Initial Grant”); provided, however, that all vesting will cease if the director resigns from the Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

Annual Equity Grant

The Amended and Restated Director Compensation Policy provides that, on the date of each of our annual meetings of stockholders, each Outside Director who will continue as a member of the Board of Directors following such annual meeting and who has not received the Initial Grant in the same calendar year as such annual meeting will receive a grant of a non-statutory stock option on the date of such annual meeting with a grant date fair value of $550,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of 10 years, that vests in three equal annual installments over three years (the “Updated Annual Grant”); provided, however, that all vesting will cease if the director resigns from the Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

Accelerated Vesting upon Sale Event

The Initial Grants and the Updated Annual Grants awarded under the Amended and Restated Director Compensation Policy are subject to full accelerated vesting upon a “sale event,” as defined in the 2019 Incentive Plan.

Eligibility

Each director who is not serving as our Chief Executive Officer is eligible to receive cash retainer and equity awards under the Amended and Restated Director Compensation Policy. We currently have 14 directors who are eligible to receive compensation under the Amended and Restated Director Compensation Policy. The approval of the Amended and Restated Director Compensation Policy will not affect the compensation of Dr. Kumar, our Chief Executive Officer, who will not be eligible to receive compensation under the Amended and Restated Director Compensation Policy.

Expense Reimbursement

We will reimburse all reasonable out-of-pocket expenses incurred by our Outside Directors for their attendance at meetings of the Board of Directors or any committee thereof.

Limitation on Annual Director Compensation

The Amended and Restated Director Compensation Policy provides that the total value of compensation, including both the grant date fair value of equity compensation and cash compensation, (i) awarded to any Outside Director in any calendar year will not exceed $1,250,000, in accordance with such annual limitation set forth in the 2019 Incentive Plan or any similar provision of a successor plan , and (ii) awarded to any Outside Director in any calendar year subsequent to the calendar year in which such Outside Director was first elected to the Board of Directors will not exceed $600,000 (in each case, or such other limit as may be set forth in any successor to the 2019 Incentive Plan).

Effective Date

In the event the Amended and Restated Director Compensation Policy is approved by our stockholders, the Amended and Restated Director Compensation Policy will be effective as of January 1, 2022 and will continue to govern the compensation of our non-employee directors through December 31, 2025.

Amendments and Termination

The Board of Directors reserves the right to amend or terminate the Amended and Restated Director Compensation Plan at any time in its sole discretion, except to the extent such amendment proposes to increase the maximum annual compensation limits, in which case stockholder approval will be required.

Director Compensation Policy Benefits

The following table presents the total compensation for each person who served as an Outside Director during the year ended December 31, 2020. Dr. Kumar, our Chief Executive Officer, is not included in the below, because, under the 2019 Director Compensation Policy, our Chief Executive Officer receives no additional compensation for his service as a director.

Name(1)	Fees earned or paid in cash ($)		Stock awards ($)		Option awards ($)(2)		All other compensation ($)		Total ($)
Eric Aguiar, M.D.	93,539	(4)	—		1,860,304	(3)	—		1,953,843
Jennifer E. Cook	50,000		—		1,199,992		100,000	(9)	1,349,992
Ronald Daniels	44,253		—		1,200,273		—		1,244,526
Charles Homcy, M.D.	50,000		—		1,199,992		555,812	(11)	1,855,805
Andrew Lo	26,099	(10)	—		1,199,999		—		1,226,098
James C. Momtazee	50,000		294,213	(5)	1,493,632	(5)	46,042	(6)	1,883,887
Ali Satvat	105,571	(7)	—		1,860,304	(8)	—		1,965,875
Brenton L. Saunders	26,099	(10)	—		1,199,999		—		1,226,098
Richard H. Scheller, Ph.D.	50,000		—		1,199,992		600,000	(12)	1,849,992
Randal Scott	26,099	(10)	—		1,199,999		—		1,226,098

(1)

As of December 31, 2020: Dr. Aguiar held outstanding options to purchase an aggregate of 195,300 shares of common stock; Ms. Cook held outstanding options to purchase an aggregate of 212,384 shares of common stock; Mr. Momtazee held outstanding options to purchase an aggregate of 220,227 shares of common stock; Mr. Satvat held outstanding options to purchase an aggregate of 86,112 shares of common stock of Eidos Therapeutics, Inc. (“Eidos”) and 195,300 shares of common stock; Mr. Saunders held outstanding options to purchase an aggregate of 101,223 shares of common stock; Dr. Scheller held outstanding options to purchase an aggregate of 248,688 shares of common stock; Mr. Lo held outstanding options to purchase an aggregate of 101,223 shares of common stock; Mr. Scott held outstanding options to purchase an aggregate of 101,223 shares of common stock; and Mr. Daniels held outstanding options to purchase an aggregate of 91,554 shares of our common stock.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted by the Company and by Eidos during 2020 computed in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. Assumptions used in the calculation of these amounts are included in Note 15 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(3)	Includes the aggregate grant date fair value of an option grant from Eidos equal to $660,312.
(4)	Includes fees equal to $43,539 paid by Eidos as of December 31, 2020. All cash payments to Dr. Aguiar were made payable to Aisling Capital Management LP.
(5)

Includes an option to purchase shares of the Company’s common stock valued at $293,640 on the date of grant and RSAs valued at $294,213 granted to Mr. Momtazee in his role as Senior Advisor to the Company pursuant to the Offer Letter with the Company, effective as of February 12, 2020.

(6)	Includes compensation and Company matching of 401(k) contributions paid to Mr. Momtazee in his role as Senior Advisor to the Company.
(7)	Includes the aggregate grant date fair value of an option grant from Eidos equal to $660,312.
(8)	Includes fees equal to $55,571 paid by Eidos. All cash payments to Mr. Satvat were made payable to KKR Genetic Disorder L.P.
(9)	Includes fees accrued and paid to Ms. Cook in connection with consulting services rendered to the Company.
(10)	Includes pro-rated annual retainer for membership on the Board of Directors commencing June 2020.
(11)	Includes compensation paid to Dr. Homcy in his role as our Chairman of Pharmaceuticals.
(12)	Includes compensation paid to Dr. Scheller in his role as our Chairman of Research and Development.

The following table sets forth the benefits that would have been received by or allocated to each of the Outside Directors under the Amended and Restated Director Compensation Policy for the fiscal year ending December 31, 2020 (excluding any Initial Grants), had the Amended and Restated Director Compensation Policy been in effect on such date and had all current Outside Directors been members of our Board of Directors as of such date. The actual number of stock options granted will depend on aggregate grant date fair value of the option awards granted by the Company computed in accordance with FASB ASC Topic 718.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Total ($)
Outside Director(2)	50,000	—	550,000	600,000

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted by the Company during 2020 computed in accordance with FASB ASC Topic 178. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. Assumptions used in the calculation of these amounts are included in Note 15 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)

Currently there are 14 Outside Directors. Effective as of August 17, 2021, Mr. Dachille, Ms. Ellis and Mr. Hassan were appointed to our Board of Directors. Effective as of October 23, 2021, Dr. Valantine was appointed to our Board of Directors.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the BridgeBio Pharma, Inc. Amended and Restated 2019 Employee Stock Purchase Plan (the “ESPP”), the 2019 Incentive Plan and the BridgeBio Pharma, Inc. 2019 Inducement Equity Plan (the “Inducement Plan”).

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by security holders(1)	8,009,722		$20.82	6,943,791	(3)
Equity compensation plans not approved by security holders(4)	752,761	(2)	$29.99	204,664	(6)
Total	8,762,483	(5)	$50.80	7,148,455

(1)	Includes grants under the ESPP and the 2019 Incentive Plan (including grants under the Director Compensation Policy).
(2)	Includes 7,139,820 shares of common stock issuable upon the exercise of outstanding options and 869,902 RSUs.
(3)

As of December 31, 2020, a total of 14,000,000 shares of common stock were reserved for issuance pursuant to the 2019 Incentive Plan, which number excludes the 6,142,469 and 6,182,914 shares that were added to the 2019 Incentive Plan as a result of the automatic annual increase on January 1, 2021 and January 1, 2020, respectively. On June 2, 2020, stockholders approved an amendment and restatement of the 2019 Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares. The 2019 Incentive Plan provides that the number of shares reserved and available for issuance under the 2019 Incentive Plan will automatically increase each January 1, beginning on January 1, 2020, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the plan administrator. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2019 Incentive Plan will be added back to the shares of common stock available for issuance under the 2019 Plan. As of December 31, 2020, a total of 2,000,000 shares of common stock have been reserved for issuance pursuant to the ESPP, which number excludes the 1,228,493 and 1,236,582 shares that were added to the ESPP as a result of the automatic annual increase on January 1, 2021 and January 1, 2020, respectively. The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase each January 1, beginning on January 1, 2020, by the lesser of 2,000,000 shares of common stock, 1% of the outstanding number of shares of common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

(4)

Includes grants under the Inducement Plan. For more information about the Inducement Plan, please see Note 15 to our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 25, 2021.

(5)	Includes 493,141 shares of common stock issuable upon the exercise of outstanding options.
(6)	As of December 31, 2020, there were 204,664 shares available for grants under the Inducement Plan.

Required Vote

Approval of Proposal 2 requires, assuming a quorum is present, the affirmative vote of a majority of (i) the total votes cast on the proposal at the Special Meeting and (ii) the votes cast on the proposal at the Special Meeting by the disinterested stockholders, meaning the stockholders other than (a) any director or executive officer of the Company and (b) any Board Represented Stockholder. For Proposal 2, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” Proposal 2 and therefore will have no effect on the outcome of the vote on Proposal 2 (assuming a quorum is present). Although the approval of a majority of the votes cast by the disinterested stockholders on this Proposal 2 at the Special Meeting is not a legal requirement for this Proposal 2 to be approved, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to require such an approval voluntarily.

As described above, approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in this Proposal 2 and the amendments to the 2019 Incentive Plan described under “—2019 Incentive Plan Amendment” on page 22 of this proxy statement. If our stockholders do not approve Proposal 1 at the Special Meeting, this Proposal 2 will be of no effect, regardless of the vote obtained on this Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan.

2019 Incentive Plan Amendment

In connection with the Board of Directors’ review of the 2019 Director Compensation Policy and its recommendation that you vote “FOR” Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the 2019 Incentive Plan, which, as so amended, is attached to this proxy statement as Annex C, such that, subject to and effective on Proposal 1 and Proposal 2 being approved by our stockholders:

•	the “re-pricing” of stock options or stock appreciation rights currently permitted under the 2019 Incentive Plan, will be immediately prohibited without stockholder approval; and

•

effective as of the Company’s 2023 annual meeting, the automatic annual increase in the number of shares of common stock reserved and available for issuance under the 2019 Incentive Plan, as currently provided for under the 2019 Incentive Plan, will cease to be of any force and effect.

We included “re-pricing” and automatic annual increase (“evergreen”) provisions in the 2019 Incentive Plan at the time of our initial public offering. We believed that they would be useful tools to manage the dynamic growth of the Company as we sought to attract and retain top performers at all levels to contribute to our long-term success, and to directly tie rewards to performance through a long-term incentive program that pays out when the Company hits value inflection points. We have never utilized the re-pricing feature, and management and the Board of Directors have historically been judicious in using the shares of common stock reserved and available for issuance as a result of the evergreen provision. For more information on our historical stock option activity, please see Note 15 to our condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Nonetheless, as the Company has grown, and as our stockholder base has evolved since our initial public offering, and continues to evolve, our engagement with stockholders has made us cognizant that certain stockholders object to the existence of the re-pricing and evergreen provisions out of concern that they could be misused. Accordingly, the Board of Directors has determined to take action with respect to these features in conjunction with stockholder approval of the actions related to the Director Compensation Plan that are the subject of Proposal 1 and Proposal 2. The Board of Directors has amended the 2019 Incentive Plan to remove the re-pricing provision immediately, subject to and effective on Proposal 1 and Proposal 2 being approved at the Special Meeting. The Board of Directors has also amended the 2019 Incentive Plan, subject to and effective on stockholder approval of Proposal 1 and Proposal 2, to eliminate the evergreen provision. However, in light of the Company’s significant near-term catalysts that could dramatically impact the Company and its needs to attract, retain and incentivize top talent, including, but not limited to, upcoming catalysts related to our four core value drivers, the Board of Directors has determined that it is in the best interests of the Company and its stockholders for the termination of the evergreen provision to become effective at the Company’s 2023 annual meeting. During this period, the Board of Directors intends to continue to make awards under the 2019 Incentive Plan, as amended, judiciously as it has in the past, but the Board of Directors believes that the administrative flexibility provided by retaining the evergreen feature for a limited, but critical, additional period will better position the Company to drive outsized impact relative to its investments, increase the likelihood of success of its technical programs, and create value for its stockholders.

Certain Interests of Directors and Stockholders

In considering the recommendation of the Board of Directors with respect to this Proposal 2, stockholders should be aware that certain members of our Board of Directors have certain interests, which may present them with conflicts of interest in connection with this Proposal 2, and that Dr. Aguiar, a member of the Board of Directors, is an affiliate of Aisling Capital Management LP (a holder of our common stock) and Mr. Satvat, a member of the Board of Directors, is an affiliate of KKR Genetic Disorder L.P. (a holder of more than 5% of our outstanding common stock), and that, pursuant to the arrangements with Aisling Capital Management LP and KKR Genetic Disorder L.P., all cash compensation paid to Dr. Aguiar and Mr. Satvat is paid over to Aisling Capital Management LP and KKR Genetic Disorder L.P., respectively.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the approval of the Amended and Restated Director Compensation Policy.

PROPOSAL 3

ADJOURNMENT

We are asking stockholders to approve the adjournment of the Special Meeting to another time and place, if necessary or appropriate, to solicit additional votes in favor of Proposal 1 or Proposal 2 or to ensure that a quorum is present.

Required Vote

Approval of the adjournment proposal requires, assuming a quorum is present, the affirmative vote of a majority of the votes cast on this Proposal 3 at the Special Meeting (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). . If a quorum is present, an abstention, failure to vote or broker non-vote, if any, will not be counted as a vote “FOR” or “AGAINST” Proposal 3 and therefore will have no effect on the outcome of the vote on Proposal 3. If less than a quorum is present at the Special Meeting, approval of Proposal 3 will require the affirmative vote of a majority of the voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on this Proposal 3. In such case, abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 3, but the failure to vote will have no effect on the outcome of the vote on Proposal 3.

Certain Interests of Directors and Stockholders

In considering the recommendation of the Board of Directors with respect to this Proposal 3, stockholders should be aware that certain members of our Board of Directors have certain interests, which may present them with conflicts of interest in connection with this Proposal 3, and that Dr. Aguiar, a member of the Board of Directors, is an affiliate of Aisling Capital Management LP (a holder of our common stock) and Mr. Satvat, a member of the Board of Directors, is an affiliate of KKR Genetic Disorder L.P. (a holder of more than 5% of our outstanding common stock), and that, pursuant to the arrangements with Aisling Capital Management LP and KKR Genetic Disorder L.P., all cash compensation paid to Dr. Aguiar and Mr. Satvat is paid over to Aisling Capital Management LP and KKR Genetic Disorder L.P., respectively.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the adjournment proposal.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2020, the members of our Compensation Committee included Dr. Aguiar, Mr. Satvat and Mr. Momtazee. Mr. Momtazee resigned from our Compensation Committee in February 2020, when he became an employee of the Company, which employment continued through January 2021. None of the members of our Compensation Committee was an officer or employee of the Company while serving on the Compensation Committee during 2020, a former officer of the Company, or had any other relationships with us requiring disclosure herein, except that Mr. Satvat serves as a Partner of Kohlberg Kravis Roberts & Co. L.P., which is an affiliate of KKR Genetic Disorder L.P., a holder of more than 5% of our outstanding common stock, and which is an affiliate of KKR Capital Markets LLC, which acted as an initial purchaser in connection with certain of our note offerings and as underwriter in connection with a registered sale of our common stock. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2021, the beneficial ownership information of our common stock by:

•	each person known to us to be the beneficial owner of more than 5% of our common stock as of September 30, 2021;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The calculation of the percentage of beneficial ownership is based on 147,087,891 shares of common stock outstanding on September 30, 2021.

Each individual or entity shown in the table has furnished information with respect to beneficial ownership. The information with respect to our executive officers and directors is as of September 30, 2021 unless otherwise noted. The information with respect to certain significant stockholders is based on filings by the beneficial owners with the SEC pursuant to sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have determined beneficial ownership in accordance with the SEC’s rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before November 29, 2021, which is 60 days after September 30, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. None of the shares shown below are pledged as security.

Name of Beneficial Owner(1)	Shares of Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
KKR Genetic Disorder L.P.(2)	31,060,971	21.1%
Viking Global Entities(3)	26,620,991	18.1%
Directors and Named Executive Officers
Neil Kumar, Ph.D.(4)	8,839,455	6.1%
Brian Stephenson(5)	701,257	*
Charles Homcy, M.D.(6)	1,415,096	1.0%
Eric Aguiar, M.D.(7)	65,100	*
Jennifer E. Cook(8)	85,760	*
Douglas Dachille	—	*
Ronald J. Daniels(9)	30,518	*
Andrea Ellis	—	*
Fred Hassan	—	*
Andrew Lo, Ph.D.(10)	279,923	*
James C. Momtazee(11)	98,518	*
Ali Satvat(2)	31,285,475	21.3%
Brent Saunders(12)	33,741	*
Richard H. Scheller, Ph.D.(13)	117,849	*
Randal Scott, Ph.D.(14)	54,741	*
Hannah A. Valantine, M.D.	—	*
All directors and executive officers as a group (16 persons)(15)	43,007,433	29.2%

*	Represents beneficial ownership of less than one percent of the shares of the Company’s common stock.
(1)	Unless otherwise indicated, the address of all listed stockholders is 421 Kipling Street, Palo Alto, California 94301.
(2)

Based on a Schedule 13D/A filed with the SEC on February 17, 2021 by KKR Genetic Disorder L.P. Consists of 31,060,971 shares of common stock directly owned by KKR Genetic Disorder L.P. KKR Genetic Disorder GP LLC, as the general partner of KKR Genetic Disorder L.P., KKR Group Partnership L.P., as the sole member of KKR Genetic Disorder GP LLC, KKR Group Holdings Corp., as the general partner of KKR Group Partnership L.P., KKR & Co. Inc., as the sole stockholder of KKR Group Holdings Corp., KKR Management LLP, as the Series I Preferred stockholder of KKR & Co. Inc., and Messrs. Henry R. Kravis and George R. Roberts, as the founding partners of KKR Management LLP, may be deemed to be the beneficial owners having shared voting and investment power with respect to the shares described above. The principal business address of each of the entities and persons identified in the immediately preceding sentence, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, Suite 4200, New York, NY 10019. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025. Mr. Satvat is a member of the Board of Directors and serves as an executive of Kohlberg Kravis Roberts & Co. L.P. and/or one or more of its affiliates. Each of Messrs. Kravis, Roberts and Satvat disclaims beneficial ownership of the shares held by KKR Genetic Disorder L.P. The principal business address of Mr. Satvat is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(3)

Based on a Schedule 13D filed with the SEC on July 8, 2019 by Viking Global Investors LP. Consists of (i) 631,167 shares of common stock held by Viking Global Equities Master Ltd. (“VGE Master”); (ii) 251,204 shares of common stock held by Viking Long Fund Master Ltd. (“VLF”) and (iii) 25,738,620 shares of common stock held by Viking Global Opportunities Illiquid Investments Sub-Master LP (“Viking Opportunities,” and together with VGE Master, VLF and Viking Opportunities, the “Viking Global Entities”). VGE Master has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Global Performance LLC (“VGP”), and by Viking Global Investors LP (“VGI”), which provides managerial services to VGE Master. VLF has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Long Fund GP LLC (“VLFGP”), and by VGI, which provides managerial services to VLF. Viking Opportunities has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Viking Opportunities GP”), and by VGI, which provides managerial services to Viking Opportunities. O. Andreas Halvorsen, David C. Ott and Rose S. Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI), VGP, VLFGP and Viking Opportunities GP, have shared power to direct the voting and disposition of investments beneficially owned by VGI, VGP, VLFGP and Viking Opportunities GP. The business address of each of the Viking Global Entities is c/o Viking Global Investors LP, 55 Railroad Avenue, Greenwich, Connecticut 06830.

(4)

Consists of: (i) 7,527,419 shares of common stock, of which 4,719,011 shares are held by Dr. Kumar, of which 1,424,918 shares are subject to our right of repurchase as of September 30, 2021; 1,612,722 shares are held by the Kumar Haldea Revocable Trust; and 1,195,686 shares are held by the Kumar Haldea Family Irrevocable Trust (Dr. Kumar disclaims beneficial ownership of the shares held in the trusts); (ii) 1,304,513 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter and (iii) 7,523 restricted stock units (“RSUs”) that are vested and releasable within 60 days of September 30, 2021.

(5)

Consists of (i) 303,128 shares of common stock held by Mr. Stephenson, of which 131,611 shares are subject to our right of repurchase as of September 30, 2021, (ii) 395,641 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter and (iii) 2,488 RSUs that are vested and releasable within 60 days of September 30, 2021.

(6)

Consists of (i) 1,204,764 shares of common stock held by Dr. Homcy, of which 217,034 shares are subject to our right of repurchase as of September 30, 2021, and (ii) 210,332 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.

(7)	Consists of 65,100 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.
(8)

Consists of (i) 3,576 shares of common stock held by Ms. Cook and (ii) 82,184 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.

(9)	Consists of 30,518 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.
(10)

Consists of (i) 40,599 shares of common stock held by Dr. Lo, (ii) 33,741 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter, and (iii) 205,583 shares held in trust by Andrew W. Lo and Nancy N. Lo JTWROS.

(11)

Consists of (i) 8,491 shares of common stock held by Mr. Momtazee, and (ii) 90,027 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.

(12)	Consists of 33,741 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.
(13)

Consists of (i) 45,860 shares of common stock held by Dr. Scheller, of which 28,764 shares are subject to our right of repurchase as of September 30, 2021, and (ii) 71,989 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.

(14)

Consists of (i) 21,000 shares of common stock held by Dr. Scott, and (ii) 33,741 shares of common stock issuable upon the exercise of options that are vested as of September 30, 2021 or exercisable within 60 days thereafter.

(15)	Consists of the number of shares beneficially owned by the named executive officers and directors listed in the table above.

STOCKHOLDER PROPOSALS FOR THE

2022 ANNUAL MEETING OF STOCKHOLDERS

The Company intends to hold a regular annual meeting of stockholders in 2022.

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2022 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than December 31, 2021 to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. If the date of the 2022 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 28, 2022.

The Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 17, 2022 and no later than March 19, 2022. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card.

Registered Stockholders

If you are a registered stockholder and would like to consent to a mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of this proxy statement for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) by calling (866) 540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

Registered stockholders who have not consented to householding will continue to receive copies of our Annual Reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of our Annual Reports or proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Street Name Holders

If you hold your shares of common stock in “street name,” your bank, broker or other nominee may have instituted householding. If your household has multiple accounts holding common stock, you may have already received householding notification from your bank, broker or other nominee. Please contact your bank, broker or other nominee directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies. Not all banks, brokers or other nominees may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your bank, broker or other nominee directly.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the notice. If any other matter shall properly come before the Special Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Annex A

BridgeBio Pharma, Inc.

Director Compensation Policy

The purpose of this Director Compensation Policy (the “Policy”) of BridgeBio Pharma, Inc., a Delaware corporation (the “Company”), is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber directors who are not serving as the Chief Executive Officer of the Company (“Outside Directors”). This Policy will become effective as of the date of its adoption by the Company’s Board of Directors (the “Effective Date”). In furtherance of the purpose stated above, all Outside Directors shall be paid compensation for services provided to the Company as set forth below:

I.	Cash Retainers

Annual Retainer for Board Membership: $50,000 for general availability and participation in meetings and conference calls of our Board of Directors. No additional compensation for attending individual Board meetings, serving on committees of the Board of Directors or attending committee meetings.

All cash retainers will be paid quarterly, in arrears, or upon the earlier resignation or removal of the Outside Director. Cash retainers owing to Outside Directors shall be annualized, meaning that with respect to directors who join the Board of Directors during the calendar year, such amounts shall be pro-rated based on the number of calendar days served by such director.

II.	Equity Retainers

All grants of equity retainer awards to Outside Directors pursuant to this Policy will be automatic and nondiscretionary and will be made in accordance with the following provisions:

(a)

Value. For purposes of this Policy, “Value” means with respect to (i) any award of stock options the grant date fair value of the option (i.e., Black-Scholes Value) determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options under ASC 718; and (ii) any award of restricted stock and restricted stock units the product of (A) the average closing market price of one share of the Company’s common stock as reported on the Nasdaq Global Select Market (or such other market on which the Company’s common stock is then principally listed) over the 20 trading days ending on the [last] day [of the month] immediately prior to [the month of] the grant date, and (B) the aggregate number of shares pursuant to such award.

(b)

Revisions. The Compensation Committee in its discretion may change and otherwise revise the terms of awards to be granted under this Policy, including, without limitation, the number of shares subject thereto, for awards of the same or different type granted on or after the date the Compensation Committee determines to make any such change or revision.

(c)

Sale Event Acceleration. In the event of a Sale Event (as defined in the Company’s 2019 Stock Option and Incentive Plan (as amended from time to time, the “2019 Plan”)), the equity retainer awards granted to Outside Directors pursuant to this Policy shall become 100% vested and exercisable.

(d)

Initial Grant. Upon initial election to the Board of Directors, each new Outside Director will receive an initial, one-time grant of a non-statutory stock option (the “Initial Grant”) with a Value of $1,200,000, with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from the Company’s Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

A-1

(e)

Annual Grant. On the date of the Company’s Annual Meeting of Stockholders, each Outside Director who will continue as a member of the Board of Directors following such Annual Meeting of Stockholders and who has not received an Initial Grant in the same calendar year will receive a grant of a non-statutory stock option on the date of such Annual Meeting (the “Annual Grant”) with a Value of $1,200,000, with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from the Company’s Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

III.	Expenses

The Company will reimburse all reasonable out-of-pocket expenses incurred by Outside Directors in attending meetings of the Board of Directors or any Committee thereof.

IV.	Maximum Annual Compensation

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any Outside Director in a calendar year period shall not exceed $1,250,000 (or such other limits as may be set forth in Section 3(b) of the 2019 Plan or any similar provision of a successor plan). For this purpose, the “amount” of equity compensation paid in a calendar year shall be determined based on the grant date fair value thereof, as determined in accordance with ASC 718 or its successor provision, but excluding the impact of estimated forfeitures related to service-based vesting conditions.

Date Policy Approved: December 12, 2019

A-2

Annex B

BridgeBio Pharma, Inc.

Amended and Restated Director Compensation Policy

The purpose of this Amended and Restated Director Compensation Policy (this “Policy”) of BridgeBio Pharma, Inc., a Delaware corporation (the “Company”), is to provide a total compensation package that enables the Company to attract, retain and motivate on a long-term basis, high-caliber directors and the type of qualified individuals who it believes are necessary and desirable to serve on the Company’s Board of Directors and its committees and to work in the best interests of the Company and its stockholders. Subject to the approval of this Policy by the Company’s stockholders, this Policy will become effective as of January 1, 2022 (the “Effective Date”) and will remain in effect until December 31, 2025. In furtherance of the purpose stated above, all members of the Company’s Board of Directors who are not serving as the Chief Executive Officer of the Company (“Outside Directors”) shall be paid compensation for services provided to the Company as set forth below:

I. Cash Retainers

Annual Retainer for Board Membership: $50,000 for general availability and participation in meetings and conference calls of the Board of Directors. No additional compensation will be paid for attending individual Board meetings, serving on committees of the Board of Directors or attending committee meetings.

All cash retainers will be paid quarterly, in arrears, or upon the earlier resignation or removal of the Outside Director. Cash retainers owing to Outside Directors shall be annualized, meaning that with respect to directors who join the Board of Directors during the calendar year, such amounts shall be pro-rated based on the number of calendar days served by such director.

II. Equity Retainers

All grants of equity retainer awards to Outside Directors pursuant to this Policy will be automatic and nondiscretionary and will be made in accordance with the following provisions:

(a)

Value. For purposes of this Policy, “Value” means with respect to (i) any award of stock options the grant date fair value of the option (i.e., Black-Scholes Value) determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options under ASC 718 (or any successor provision); and (ii) any award of restricted stock and restricted stock units the product of (A) the closing price of a share of the Company’s common stock on the date of grant (and in all events calculated consistent with calculating the fair value stock awards under ASC 718 or its successor provision), and (B) the aggregate number of shares pursuant to such award.

(b)

Revisions. The Compensation Committee in its discretion may change and otherwise revise the terms of awards to be granted under this Policy, including, without limitation, the number of shares subject thereto, for awards of the same or different type granted on or after the date the Compensation Committee determines to make any such change or revision.

(c)

Sale Event Acceleration. In the event of a Sale Event (as defined in the Company’s 2019 Stock Option and Incentive Plan (as amended from time to time, the “2019 Plan”)), the equity retainer awards granted to Outside Directors pursuant to this Policy shall become 100% vested and exercisable.

B-1

(d)

Initial Grant. Upon initial election to the Board of Directors, each Outside Director will receive an initial, one-time grant of a non-statutory stock option (the “Initial Grant”) with a Value of $1,200,000, with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from the Company’s Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

(e)

Annual Grant. On the date of the Company’s Annual Meeting of Stockholders, each Outside Director who will continue as a member of the Board of Directors following such Annual Meeting of Stockholders and who has not received the Initial Grant in the same calendar year as such Annual Meeting will receive a grant of a non-statutory stock option on the date of such Annual Meeting (the “Annual Grant”) with a Value of $550,000, with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from the Company’s Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting.

III. Expenses

The Company will reimburse all reasonable out-of-pocket expenses incurred by Outside Directors for their attendance at meetings of the Board of Directors or any Committee thereof.

IV. Maximum Annual Compensation

The aggregate amount of compensation, including both equity compensation and cash compensation, (i) awarded to any Outside Director in any calendar year shall not exceed $1,250,000 (or such other limits as may be set forth in Section 3(b) of the 2019 Plan or any similar provision of a successor plan), and (ii) awarded to any Outside Director in any calendar year subsequent to the calendar year in which such Outside Director was first elected to the Board of Directors will not exceed $600,000 (in each case, or such other limit as may be set forth in any successor to the 2019 Plan) (each of the foregoing, a “Maximum Annual Compensation Limit”). For this purpose, the “amount” of equity compensation paid in a calendar year shall be determined based on the grant date fair value thereof, as determined in accordance with ASC 718 or its successor provision, but excluding the impact of estimated forfeitures related to service-based vesting conditions.

V. Amendment

This Policy may be amended, revised or terminated by the Board of Directors at any time in its sole discretion; provided, however that the Maximum Annual Compensation Limits may not be increased without the approval of the Company’s stockholders.

Date Policy Approved: [●], 2021

B-2

Annex C

BridgeBio Pharma, Inc.

2021 AMENDED AND RESTATED

STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BridgeBio Pharma, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.

The following terms shall be defined as set forth below:

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to the initial public offering is declared effective by the U.S. Securities and Exchange Commission.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, Non-Employee Director or Consultant of the Company or any Affiliate. Unless as otherwise set forth in the Award Certificate, a Service Relationship shall be deemed to continue without interruption in the event a grantee’s status changes from full-time employee to part-time employee or a grantee’s status changes from employee to Consultant or Non-Employee Director or vice versa; provided, that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event the employment (or other Service Relationship) terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(g) Prohibition on Repricing. The exercise price per share for the Stock subject to a Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Certificate, and shall not be less than the Fair Market Value on the applicable date of grant of the applicable Award. In no event may any Stock Option or Stock Appreciation Right granted under this Plan be amended, other than subject to adjustment pursuant to Section 3(c) and/or Section 3(d), as applicable, to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, under the applicable national exchange listing standards or for accounting purposes, as a “repricing” of such Stock Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 14,000,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2020 and each January 1 thereafter, and ending on the date of the annual meeting of the Company’s stockholders in calendar year 2023, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares of Stock as determined by the Administrator in its sole discretion (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2020 and on each January 1 thereafter (and ending on the date of the annual meeting of the Company’s stockholders in calendar year 2023) by the lesser of the Annual Increase for such year or 14,000,000 shares of Stock, subject in all cases to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,250,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a

“subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i) in cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals, including continued employment (or other Service Relationship). The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company and valid under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate or legal heirs.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company or any applicable Affiliate, or make arrangements satisfactory to the Administrator regarding payment of, any U.S. and non-U.S. federal, state, or local taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company and its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may cause any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants. The Administrator may also require any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

SECTION 14. SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Incentive Arrangements; No Rights to Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional incentive arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Registration Date subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the Initial Approval Date.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: JUNE 21, 2019 (the “Initial Approval Date”)

DATE APPROVED BY STOCKHOLDERS: JULY 1, 2019 (EFFECTIVE DATE OF STOCKHOLDER CONSENT EXECUTED AS OF JUNE 22, 2019)

DATE AMENDED BY THE BOARD OF DIRECTORS: APRIL 14, 2020

DATE AMENDMENT APPROVED BY STOCKHOLDERS: JUNE 2, 2020

DATE AMENDED BY THE BOARD OF DIRECTORS: OCTOBER 28, 2021

DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS: [●], 2021

FORMS OF AWARD AGREEMENTS

UNDER THE

2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]
Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

2

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale,

3

gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

4

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

5

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:

Expiration Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the

2

Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the

3

“Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:

Expiration Date:
[No more than 10 years]

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)

[Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then-outstanding and unvested Option Shares shall immediately be deemed vested and exercisable on the date of such Sale Event]; provided, that the Optionee continues to have a Service Relationship with the Company or a Subsidiary until the date of such Sale Event. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary ceases, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

2

(b) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary ceases for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to have a Service Relationship with the Company or a Subsidiary, for a period of six months from the date the Optionee ceased to have a Service Relationship with the Company or a Subsidiary or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to have a Service Relationship with the Company or a Subsidiary shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue Service Relationship. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance of a Service Relationship with the Company or a Subsidiary.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

3

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY CONSULTANTS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows:

[                                                                                  ], so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. Except as may otherwise be provided by the Administrator, if the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

2

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

3

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, BridgeBio Pharma, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s Service Relationship with the Company or a Subsidiary is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)
_________ (___%)

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

10. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

2

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
( %)
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

2

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
( %)
( %)
( %)
( %)

[Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then-outstanding and unvested Restricted Stock Units shall immediately be deemed vested on the date of such Sale Event]; provided, that the Grantee continues to have a Service Relationship with the Company or a Subsidiary until the date of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

2

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR CONSULTANTS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
( %)
( %)
( %)
( %)

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BRIDGEBIO PHARMA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

2

EARLY EXERCISE NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES AND CONSULTANTS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$ [FMV on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Vesting Schedule. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, this Stock Option shall vest as follows:

[    ], so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates.

This Stock Option shall be immediately exercisable, regardless of whether the Option Shares are vested. This Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Option Shares, if any, that have previously vested, and then with respect to the Option Shares that will next vest, with the Option Shares that vest at the latest date being exercised last.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

(e) In the event the Optionee exercises a portion of this Stock Option with respect to Option Shares that have not vested, the Optionee shall also deliver a Restricted Stock Award Agreement covering such unvested Option Shares in the form of Appendix A hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Option Shares as set forth for such Option Shares herein.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent vested on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of

2

this Stock Option outstanding on such date, to the extent vested on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment, consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent vested on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. If applicable, the Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause any such required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

3

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

Appendix A

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Purchase Date:

BridgeBio Pharma, Inc. (the “Company”) hereby sells to the Grantee, and the Grantee hereby purchases from the Company, on [                 ], 20[     ], the number of shares of Stock set forth above, pursuant to the exercise of the Stock Option under the Early Exercise Non-Qualified Stock Option Agreement for Company Employees and Consultants Under the Company’s 2021 Amended and Restated Stock Option and Inventive Plan (as amended from time to time, the “Plan” and such agreement, the “Option Agreement”), for the aggregate Option Exercise Price for the shares so purchased.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s Service Relationship with the Company or a Subsidiary is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be repurchased by the Company at a repurchase price per share equal to the lower of the Option Exercise Price per share paid by the Grantee (subject to adjustment under Section 3(c) of the Plan) for the Restricted Stock or the current Fair Market Value per share as of the date the Company elects to exercise its repurchase right.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse and become vested on the respective dates indicated under “Vesting Schedule” set forth in the Option Agreement.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the purchase of the Restricted Stock, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

10. Integration. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

2

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

3

EARLY EXERCISE INCENTIVE STOCK OPTION AGREEMENT

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$ [FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Vesting Commencement Date:

Expiration Date:	[up to 10 years (5 if a 10% owner)]

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Vesting Schedule. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, this Stock Option shall vest as follows:

[                 ], so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates.

This Stock Option shall be immediately exercisable, regardless of whether the Option Shares are vested. This Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. To the extent this Stock Option is only partially exercised, such exercise shall first be with respect to the Option Shares, if any, that have previously vested, and then with respect to the Option Shares that will next vest, with the Option Shares that vest at the latest date being exercised last.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

(e) In the event the Optionee exercises a portion of this Stock Option with respect to Option Shares that have not vested, the Optionee shall also deliver a Restricted Stock Award Agreement covering such unvested Option Shares in the form of Appendix A hereto (the “Restricted Stock Agreement”) with the same vesting schedule for such Option Shares as set forth for such Option Shares herein.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent vested on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent vested on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of disability shall terminate immediately and be of no further force or effect.

2

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent vested on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not vested on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. If applicable, the Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause any such required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

3

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

Appendix A

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Purchase Date:

BridgeBio Pharma, Inc. (the “Company”) hereby sells to the Grantee, and the Grantee hereby purchases from the Company, on [                 ], 20[     ], the number of shares of Stock set forth above, pursuant to the exercise of the Stock Option under the Early Exercise Incentive Stock Option Agreement Under the Company’s 2021 Amended and Restated Stock Option and Inventive Plan (as amended from time to time, the “Plan” and such agreement, the “Option Agreement”), for the aggregate Option Exercise Price for the shares so purchased.

1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.

2. Restrictions and Conditions.

(a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c) If the Grantee’s Service Relationship with the Company or a Subsidiary is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be repurchased by the Company at a repurchase price per share equal to the lower of the Option Exercise Price per share paid by the Grantee (subject to adjustment under Section 3(c) of the Plan) for the Restricted Stock or the current Fair Market Value per share as of the date the Company elects to exercise its repurchase right.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse and become vested on the respective dates indicated under “Vesting Schedule” set forth in the Option Agreement.

4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the purchase of the Restricted Stock, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

10. Integration. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

2

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:

Grantee’s Signature

Grantee’s name and address:

3

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES AND CONSULTANTS

UNDER THE 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC.

STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$ [FMV on Grant Date]

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), BridgeBio Pharma, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows:

[                 ], so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment, consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo

2

contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. If applicable, the Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause any such required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to

3

any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BridgeBio Pharma, Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:

Optionee’s Signature

Optionee’s name and address:

4

BRIDGEBIO PHARMA, INC. 421 KIPLING STREET PALO ALTO, CA 94301
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/BBIO2021SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 14, 2021. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D62450-S35209 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BRIDGEBIO PHARMA, INC.
The Board of Directors recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3:
1. To consider and vote on a proposal to approve a resolution ratifying the equity awards granted to the Company’s directors in 2019, 2020 and 2021 under the Company’s Director Compensation Policy (“Proposal 1”).
2. To consider and vote on a proposal to approve the Company’s Amended and Restated Director Compensation Policy (“Proposal 2”). Approval of Proposal 1 by our stockholders is a condition to the adoption by the Company of the Amended and Restated Director Compensation Policy set forth in Proposal 2. Subject to and effective on the approval of Proposal 1 and Proposal 2, the Board of Directors has adopted amendments to the 2019 Incentive Plan, as described under “Proposal 2—2019 Incentive Plan Amendment” in the proxy statement, to immediately eliminate re-pricing of stock option and stock appreciation rights without shareholder approval and to terminate the “evergreen” features of the 2019 Incentive Plan effective as of the Company’s 2023 annual meeting. If our stockholders do not approve Proposal 1 at the Special Meeting, Proposal 2 will be of no effect, regardless of the vote obtained on Proposal 2, and the 2019 Director Compensation Policy will continue in force in its current form, as will the 2019 Incentive Plan.
3. To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate to solicit additional votes in favor of Proposal 1 or Proposal 2 or to ensure that a quorum is present (“Proposal 3”).
For Against Abstain
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
D62451-S35209
BRIDGEBIO PHARMA, INC. Special Meeting of Stockholders December 15, 2021 9:00 a.m. Pacific Time This proxy is solicited by the Board of Directors
The undersigned hereby appoints Neil Kumar, Ph.D. and Brian C. Stephenson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIDGEBIO PHARMA, INC. held of record by the undersigned on November 15, 2021 at the Special Meeting of Stockholders to be held at 9:00 a.m. Pacific T ime on December 15, 2021, at www.virtualshareholdermeeting.com/BBIO2021SM, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.
Continued and to be signed on reverse side